                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       April 1, 2003

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-28132                   31-1455414
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(State or other jurisdiction       (Commission               (IRS Employer
  of incorporation)                 File Number)          Identification No.)

                   5481 Creek Road, Cincinnati, OH 45242-4001
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(Address of principal executive offices)

Registrant's telephone number, including area code      (513) 794-7100
                                                   ----------------------------

Item 12 Disclosure of Results of Operations and Financial Condition

               LanVision Systems, Inc. issued a News Release Dated April 1, 2003 to announce the fiscal year ended January 31, 2003 Results of Operations and Financial Condition and is attached hereto as
               Exhibit 99


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LanVision Systems, Inc.

Date: April 1, 2003                        By: /s/ Paul W. Bridge, Jr.
                                               -----------------------
                                                  Paul W. Bridge, Jr.
                                                  Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.     Description of Exhibit
99              News Release of LanVision Systems, Inc.
                Dated April 1, 2003 Fiscal year ended January 31, 2003
                Earnings Press Release



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